EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Trycera Financial, Inc. (the "Company") for the nine months ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ray A. Smith, Principal Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

                    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 9, 2014	/s/ Ray A. Smith
Principal Financial Officer